Exhibit 99.1

FOR IMMEDIATE RELEASE

Xperi Inc. Announces First Quarter 2026 Results

Media Platform Revenue Rose 45 Percent Year-Over-Year Driven Primarily by Advertising Monetization

AutoStage Footprint Grew 45 Percent Year-Over-Year to Reach 16 Million Vehicles

Achieved 5.5 Million Monthly Active Users on the TiVo One Ad Platform

Company Reaffirms Annual Guidance

San Jose, Calif. (May 6, 2026) – Xperi Inc. (NYSE: XPER) (the “Company” or “Xperi”), a media and entertainment technology company that invents, develops, and delivers technologies that enable extraordinary experiences, today announced first quarter 2026 financial results for the period ended March 31, 2026.

“We are beginning to see the inflection in our monetization strategy as our Media Platform revenue grew 45% when compared to the first quarter of 2025. During the quarter, we made significant improvements to our ad products by enhancing targeting and measurement, further growing the TiVo One ad platform footprint, and expanding partnerships that, collectively, are expected to accelerate advertising monetization,” said Jon Kirchner, chief executive officer of Xperi. “The results of the quarter clearly demonstrate the progress we are making on our strategic growth plan. We remain on track for our 2026 goals and reaffirm our financial guidance for the year.”

Financial Highlights

	Q1 FY26	Q1 FY25
GAAP ($ millions, except per share data)
Revenue	$114.2	$114.0
GAAP operating income (loss)	$2.2	$(16.4)
GAAP net loss	$(7.8)	$(18.4)
GAAP diluted net loss per share	$(0.17)	$(0.41)

Non-GAAP* ($ millions, except per share data)	Q1 FY26	Q1 FY25
Revenue	$114.2	$114.0
Non-GAAP operating income	$19.1	$10.0
Non-GAAP net income	$11.0	$7.4
Non-GAAP diluted earnings per share	$0.23	$0.16
Non-GAAP adjusted EBITDA	$25.3	$16.4
Non-GAAP adjusted EBITDA Margin	22.1%	14.4%
(1)
For further information on supplemental non-GAAP metrics included in this press release, refer to the “Non-GAAP Financial Measures” description and “GAAP to Non-GAAP Reconciliations” provided in the financial statement tables.

Recent Key Operating Achievements

Media Platform

Continued growth in footprint, product enhancements, and expanded advertising partnerships are expected to accelerate advertising monetization revenue

•
Media Platform revenue grew 45 percent on a year-over-year basis.
•
TiVo One Monthly Active Users more than doubled year-over-year to 5.5 million.
•
Completed integrations with U.S. and European advertising partners to improve data signals while enabling Connected TV inventory for targeted advertising and measurement. These integrations validate TiVo One’s unique audience and incremental reach in the programmatic marketplace.
•
Signed a multi-year partnership agreement with Samba TV, adding industry-leading intelligence and measurement capabilities to enhance the value of TiVo One’s Connected TV inventory for ad buyers.

•
Average Revenue Per User (ARPU) for TiVo One for the trailing 12 months ending March 31, 2026 was $7.10.

Connected Car

Continued growth in the Connected Car platform footprint as well as new automotive OEM programs are expected to accelerate monetization

•
AutoStage footprint expanded by over 45 percent year-over-year, reaching over 16 million vehicles across 13 automotive brands.
•
Launched the AutoStage Broadcast Portal, a subscription service that we believe delivers unprecedented visibility and insights into audience behavior and listening metrics across 300 U.S. radio markets.
•
Signed multi-year HD Radio renewal agreements with two major Asian Tier 1 suppliers and launched HD Radio in new models, including from Audi, Honda, Mercedes, and Toyota.

Pay TV

Continued double-digit subscriber growth in video-over-broadband along with key design wins demonstrate partner commitment to the TiVo platform

•
IPTV subscriber households increased by 19% year-over-year, reaching 3.28 million at quarter end.
•
Introduced new IPTV service offerings designed to drive long-term ARPU growth including a Programmatic Dynamic Ad Insertion solution and our native Digital Rights Management (DRM) solution.
•
Delivered an innovative 4K sports experience with multi-view capability to IPTV households for the Winter Olympics and Super Bowl.
•
Expanded our set-top box partnership with Kaon and executed a multi-year discovery agreement with DirecTV.

Consumer Electronics

Continued trend of securing long-term renewals with commitments to our technology

•
Renewed DTS decoder and post-processing contracts with leading TV brands,including Vizio, Xiaomi, TCL, and a major U.S. retailer.
•
Entered into multi-year partnership with Tencent Music for DTS:X encoding of its music catalog, offering immersive audio as a premium feature to Tencent/QQ Music subscribers.

Financial Outlook

The Company reiterates its outlook for 2026 as follows:

Category	Outlook
Revenue	$440M to $470M
Adjusted EBITDA Margin[1,2]	17% to 19%
Operating Cash Flow	$15M to $25M
Capital Expenditures[3]	$15M to $20M
Non-GAAP Tax Expense[2]	~$20M
Basic and Fully Diluted Share Count	48M to 49M
Stock-based Compensation	~$31M

1 See discussion of “Non-GAAP Financial Measures” below.

2 With respect to Adjusted EBITDA Margin and Non-GAAP Tax Expense, the Company has determined that it is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measure with a reasonable degree of confidence in its accuracy without unreasonable effort, as items including restructuring and impacts from discrete tax adjustments and tax law changes are inherently uncertain and depend on various factors, many of which are beyond the Company's control.

3 Capital Expenditures is defined as the sum of two items from the Consolidated Statements of Cash Flows: Capitalized Internal-Use Software and Purchases of Property and Equipment.

Conference Call Information

The Company will hold its first quarter 2026 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Wednesday, May 6, 2026. To access the call toll-free, please dial 1-888-596-4144, otherwise dial 1-646-968-2525. The conference ID is 5483252. All participants should dial in 15 minutes prior to the start of the call using the conference ID listed above. Alternatively, the call can be accessed via the following webcast link: Xperi Q1 2026 Earnings Call.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding: expectations regarding our future results of operations and financial position, margin expansion and overall growth, including, without limitation, 2026 goals, expectations regarding cash flow, revenue growth and Adjusted EBITDA Margin growth, improved profitability, long term shareholder value, objectives for future operations, and ongoing strategies and operating initiatives, including, without limitation, our cost management focus and monetization goals, timing, and expectations, including, without limitation, expectations regarding monetization revenue, growth in the Media Platform business, including through product enhancements and advertising partnership expectations, monetization in Connected Car, AutoStage footprint growth and strategy, ARPU growth, and other objectives. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In some cases, you can identify forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” “goal,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2025, as updated in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 to be filed with the Securities and Exchange Commission (the “SEC”), and our other filings with the SEC from time to time. Any forward-looking statements speak only as of the date of this press release and are based on information available to the Company as of the date of this press release, and the Company does not assume any obligation to, and does not intend to, publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Inc.

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS®, HD Radio™, TiVo®) are integrated into consumer devices and media platforms worldwide, powering smart devices, connected cars and entertainment experiences, including IMAX®Enhanced, a certification and licensing program operated by IMAX Corporation and DTS, Inc. Xperi has created a unified ecosystem that reaches highly engaged consumers, driving increased value for partners, customers and consumers.

©2026 Xperi Inc. All Rights Reserved. Xperi, TiVo, DTS, HD Radio and their respective logos are trademark(s) or registered trademark(s) of Xperi Inc. or its subsidiaries in the United States and other countries. IMAX is a registered trademark of IMAX Corporation. All other trademarks and content are the property of their respective owners.

Definition for TiVo One Monthly Active User

Xperi defines a “TiVo One Monthly Active User” as a unique device that has connected to the TiVo video service, which includes the TiVo One advertising platform, at least once within the last 30 days. The TiVo One advertising platform integrates with the device’s operating system on certain “Powered by TiVo” devices, including smart TVs and video-over-broadband products.

Calculation of Average Revenue Per User for TiVo One

Average Revenue Per User (ARPU) for TiVo One is calculated by dividing monetization revenue within Media Platform for the trailing four quarters by the average number of TiVo One Monthly Active Users during that same period. Monetization revenue includes all advertising and data monetization revenue from the TiVo One platform and from other parts of our Media Platform business. This metric helps investors and management measure how effectively the Company monetizes its user base through advertising and data on its platforms.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company’s press release contains non-GAAP financial measures, including Non-GAAP Operating Income/(Loss), Non-GAAP Net Income/(Loss), Non-GAAP Net Income/(Loss) Per Share, Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted EBITDA Margin, Free Cash Flow, and Non-GAAP Tax Expense.

Non-GAAP Operating Income/(Loss) is defined as GAAP Operating Income/(Loss), less the impact of stock-based compensation; amortization of intangible assets; transaction, integration and restructuring costs; severance and retention costs; and other items not indicative of our ongoing operating performance.

Non-GAAP Net Income/(Loss) is defined as GAAP Net Income/(Loss) excluding the impact of stock-based compensation; amortization of intangible assets; transaction, integration and restructuring costs; severance and retention costs; and other items not indicative of our ongoing operating performance; and related tax effects for each adjustment.

Non-GAAP Net Income/(Loss) Per Share is defined as Non-GAAP Income/(Loss) divided by Non-GAAP weighted average shares outstanding - diluted.

Non-GAAP Adjusted EBITDA is defined as GAAP Net Income/(Loss), less the impact of interest expense; provision for income taxes; stock-based compensation; depreciation expense; amortization of intangible assets; amortization of capitalized cloud computing costs; transaction, integration and restructuring costs; severance and retention costs; and other items not indicative of our ongoing operating performance.

Non-GAAP Adjusted EBITDA Margin is defined as Non-GAAP Adjusted EBITDA divided by total revenue.

Free Cash Flow is defined as net cash from operating activities, less cash investments for capitalized internal-use software and purchases of property and equipment.

Non-GAAP Tax Expense is defined as the GAAP provision for income taxes, adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments.

Management believes that the non-GAAP measures used in this press release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported GAAP to non-GAAP financial measures.

Xperi Investor Contact:

Idalia Rodriguez

Arbor Advisory Group

+1 203-293-3325

ir@xperi.com

Media Contact:

Tom Huntington

+1 619-743-9057
thomas.huntington@xperi.com

– Tables Follow –

SOURCE: XPERI INC.

XPER-E

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XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2026	2025
Revenue	$114,206	$114,033
Operating expenses:
Cost of revenue, excluding depreciation and amortization of intangible assets	30,880	29,599
Research and development	27,083	39,549
Selling, general and administrative	41,787	48,698
Depreciation expense	4,261	2,905
Amortization expense	8,044	9,722
Total operating expenses	112,055	130,473
Operating income (loss)	2,151	(16,440)
Interest and other income, net	819	2,295
Interest expense - debt	(678)	(732)
Income (loss) before taxes	2,292	(14,877)
Provision for income taxes	10,118	3,489
Net loss	(7,826)	(18,366)
Net loss per share - basic and diluted	$(0.17)	$(0.41)
Weighted-average number of shares used in computing net loss per share - basic and diluted	47,352	44,773

XPERI INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$70,422	$96,824
Accounts receivable, net	59,898	56,838
Unbilled contracts receivable, net	89,909	78,320
Prepaid expenses and other current assets	28,685	23,631
Deferred consideration from divestiture	11,999	11,880
Total current assets	260,913	267,493
Note receivable, noncurrent	32,474	31,928
Deferred consideration from divestiture, noncurrent	8,351	8,015
Unbilled contracts receivable, noncurrent	73,578	67,417
Property and equipment, net	51,471	51,926
Operating lease right-of-use assets	24,459	27,557
Intangible assets, net	120,838	128,882
Deferred tax assets	6,591	5,281
Other noncurrent assets	28,271	27,330
Total assets	$606,946	$615,829
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$12,604	$12,352
Accrued liabilities	82,355	82,160
Deferred revenue	15,404	16,137
Total current liabilities	110,363	110,649
Long-term debt	40,000	40,000
Deferred revenue, noncurrent	13,665	15,072
Operating lease liabilities, noncurrent	19,586	21,487
Deferred tax liabilities	1,428	1,428
Other noncurrent liabilities	13,895	13,118
Total liabilities	198,937	201,754
Stockholders' equity:
Common stock	48	47
Additional paid-in capital	1,317,836	1,314,249
Accumulated other comprehensive loss	(6,266)	(4,438)
Accumulated deficit	(903,609)	(895,783)
Total stockholders' equity	408,009	414,075
Total liabilities and stockholders' equity	$606,946	$615,829

XPERI INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net loss	$(7,826)	$(18,366)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of intangible assets	8,044	9,722
Stock-based compensation expense	7,836	12,102
Depreciation of property and equipment	4,261	2,905
Accrued interest income from note receivable	(546)	(569)
Accretion of discount from deferred consideration from divestitures	(455)	(400)
Deferred income taxes	(1,310)	(99)
Other	148	830
Changes in operating assets and liabilities:
Accounts receivable	(2,908)	233
Unbilled contracts receivable	(17,750)	(7,366)
Prepaid expenses and other assets	(6,098)	(4,197)
Accounts payable	1,023	(2,653)
Accrued and other liabilities	(294)	(12,417)
Deferred revenue	(2,140)	(1,983)
Net cash used in operating activities	(18,015)	(22,258)
Cash flows from investing activities:
Purchases of property and equipment	(1,105)	(1,066)
Capitalized internal-use software	(3,729)	(3,127)
Purchases of intangible assets	—	(14)
Net cash used in investing activities	(4,834)	(4,207)
Cash flows from financing activities:
Repayment of short-term debt	—	(50,000)
Withholding taxes related to net share settlement of equity awards	(3,553)	(5,288)
Payment of debt issuance costs	—	(823)
Proceeds from long-term debt	—	40,000
Net cash used in financing activities	(3,553)	(16,111)
Net decrease in cash and cash equivalents	(26,402)	(42,576)
Cash and cash equivalents at beginning of period	96,824	130,564
Cash and cash equivalents at end of period	$70,422	$87,988

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended March 31,
	2026	2025
Reconciliation of net (loss) income:
GAAP net loss	$(7,826)	$(18,366)
Adjustments to GAAP net loss:
Stock-based compensation(1)	7,836	12,102
Amortization of intangible assets	8,044	9,722
Transaction, integration and restructuring related costs:
Transaction, integration and restructuring costs(2)	285	(54)
Severance and retention(3)	780	4,644
Income tax adjustment(4)	1,912	(623)
Non-GAAP net income	$11,031	$7,425

(1) Stock-based compensation included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$656	$1,044
Research and development	$2,263	$4,423
Selling, general and administrative	$4,917	$6,635
(2) Transaction, integration and restructuring costs included in above line items:
Selling, general and administrative	$285	$(63)
Interest and other income, net	$—	$9
(3) Severance and retention included in above line items:
Cost of revenue, excluding depreciation and amortization of intangible assets	$154	$225
Research and development	$592	$2,716
Selling, general and administrative	$34	$1,703
(4) The provision for income taxes is adjusted to reflect the net direct and indirect tax effects of the various non-GAAP pretax adjustments.

Reconciliation of net (loss) income per share:
GAAP diluted net loss per share	$(0.17)	$(0.41)
Adjustments to GAAP net loss per share:
Stock-based compensation	0.17	0.27
Amortization of intangible assets	0.17	0.22
Transaction, integration and restructuring related costs	0.02	0.10
Income tax adjustment	0.04	(0.01)
Difference in shares used in calculation	—	(0.01)
Non-GAAP diluted net income per share	$0.23	$0.16

GAAP weighted-average number of shares - basic and diluted	47,352	44,773
Non-GAAP weighted-average number of shares - diluted	47,894	45,719

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2026	2025
GAAP operating income (loss)	$2,151	$(16,440)
Adjustments to GAAP operating loss:
Stock-based compensation	7,836	12,102
Amortization of intangible assets	8,044	9,722
Transaction, integration and restructuring related costs:
Transaction, integration and restructuring costs	285	(63)
Severance and retention	780	4,644
Non-GAAP operating income	$19,096	$9,965

XPERI INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands)

(unaudited)

	Three Months Ended March 31,
	2026	2025
GAAP net loss	$(7,826)	$(18,366)
Adjustments to GAAP net loss:
Interest expense	856	897
Provision for income taxes	10,118	3,489
Stock-based compensation	7,836	12,102
Depreciation expense	4,261	2,905
Amortization of intangible assets	8,044	9,722
Amortization of capitalized cloud computing costs	908	1,084
Transaction, integration and restructuring related costs:
Transaction, integration and restructuring costs	285	(54)
Severance and retention	780	4,644
Non-GAAP Adjusted EBITDA	$25,262	$16,423
Non-GAAP Adjusted EBITDA Margin(1)	22.1%	14.4%

Computation of free cash flow:
Net cash used in operating activities	$(18,015)	$(22,258)
Adjustments:
Capitalized internal-use software	(3,729)	(3,127)
Purchases of property and equipment	(1,105)	(1,066)
Non-GAAP free cash flow	$(22,849)	$(26,451)
(1)
Non-GAAP Adjusted EBITDA Margin is calculated by dividing Non-GAAP Adjusted EBITDA, derived as above, by the Company's total revenue, expressed as a percentage.